Exhibit 99.3

Zendesk Q1 2019 Highlights:

Watch our garden grow

1

We planted a few seeds 🌱 and watched our crops grow

$181.5M

Q1 2019 Revenue

40%

Q1 2019 Y/Y Revenue Growth

2

Added a new board member and lots of new leaders who are 🎃 #squashgoals



Michael Curtis
Board Member



Elisabeth Zornes
Chief Customer Officer



Colleen Berube
Chief Information Officer



Shawna Wolverton
SVP of Product



Mark Woollen
SVP of Product, Platform, and Partner Marketing and Strategy

3

Went bananas 🍌 at the Zendesk Showcase in Mexico City and Dallas

Zendesk Showcase




Dinamarca



4

Added some new customers who are berry 🍓 special

Gympass

Db douchebags™

HOLLAND & BARRETT

Infinity.

Book Depository

5

And Zendesk employees rolled up their sleeves with more than 3,500 volunteer hours. Lettuce 🥬 celebrate.





Thanks for everything, Q1.

Sorry this tweet was so 🌽 corny.

zendesk